Future operations and going concern	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Future operations and going concern

Note 2.      Future operations and going concern

The Group experienced a loss from operations in this reporting period. Although the WISeKey Group does anticipate being able to generate profits in the near future, this cannot be predicted with any certainty. The accompanying consolidated financial statements have been prepared assuming that the Group will continue as a going concern.

The Group incurred a net operating loss of USD 10.4 million and had positive working capital of USD 14.3 million as at December 31, 2022, calculated as the difference between current assets and current liabilities. Based on the Group’s cash projections for the next 12 months to April 30, 2024, it has sufficient liquidity to fund operations and financial commitments. Historically, the Group has been dependent on equity financing to augment the operating cash flow to cover its cash requirements. Any additional equity financing may be dilutive to shareholders.

On February 8, 2018 the Group entered into a Standby Equity Distribution Agreement (“SEDA”) with YA II PN, Ltd., a fund managed by Yorkville Advisors Global, LLC (“Yorkville”). Pursuant to the SEDA, Yorkville commits to provide equity financing to WISeKey in the aggregate amount of up to CHF 50.0 million in exchange for WIHN Class B Shares over a three-year period. Provided that a sufficient number of WIHN Class B Shares is provided through share lending, WISeKey has the right to make drawdowns under the SEDA, at its discretion, by requesting Yorkville to subscribe for (if the WIHN Class B Shares are issued out of authorized share capital) or purchase (if the WIHN Class B Shares are delivered out of treasury) WIHN Class B Shares worth up to CHF 5.0 million by drawdown, subject to certain exceptions and limitations. On March 4, 2020, the SEDA was extended by 24 months to March 31, 2023. In the year 2022, WISeKey did not make any drawdown on the facility. As at December 31, 2022, the outstanding equity financing available for drawdown until March 31, 2023 was CHF 45,643,955.

On June 29, 2021, WISeKey entered into an Agreement for the Subscription of up to $22M Convertible Notes (the “Anson Facility”) with Anson Investments Master Fund LP (“Anson”), pursuant to which Anson commits to grant a loan to WISeKey for up to a maximum amount of USD 22 million divided into tranches of variable sizes, during a commitment period of 24 months ending June 28, 2023.

On September 27, 2021, WISeKey and Anson signed the First Amendment to the Subscription Agreement (the “Anson First Amendment”), pursuant to which, for the remaining facility, WISeKey has the right to request Anson to subscribe for four “accelerated” note tranches of up to USD 2,750,000 each or any other amount agreed between the parties (the “Anson Accelerated Tranches”), at the date and time determined by WISeKey during the commitment period, subject to certain conditions. After three subscriptions in 2021, WISeKey did not make any subscription under the Anson Facility in 2022. As at December 31, 2022, the outstanding Anson Facility available was USD 5.5 million.

The SEDA and the Anson Facility will be used as a safeguard should there be any additional cash requirements not covered by other types of funding.

Based on the foregoing, Management believe it is correct to present these figures on a going concern basis.